UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010
VESTIN FUND III, LLC.
 (Exact name of registrant as specified in its charter)

Nevada	333-105017	87-0693972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6149 SOUTH RAINBOW BOULEVARD
LAS VEGAS, NEVADA 89118
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm:

On April 12, 2010, the manager of Vestin Fund III, LLC, (“the Company”) dismissed Frazer Frost LLP,  (“Frazer Frost”) as the Company’s independent registered public accounting firm. Frazer Frost had served as the Company’s independent registered public accounting firm for the year ended December 31, 2009.  Frazer Frost was formed when a majority of the partners of Moore, Stephens, Wurth, Frazer and Torbet LLP (“MSWFT”), the Company’s former independent public accountants, combined with the partners of Frost, PLLC, effective January 1, 2010.

The audit report of Frazer Frost on the financial statements of the Company as of and for the year ended December 31, 2009, and the audit report of MSWFT on the financial statements of the Company as of and for the year ended December 31, 2008, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the period from January 1 through April 12, 2010, there were no disagreements with Frazer Frost or MSWFT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company has provided Frazer Frost a copy of the disclosures in this Form 8-K and has requested that Frazer Frost furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with the Company’s statements in this Item 4.01(a).  A copy of the letter dated April 14, 2010, furnished by Frazer Frost in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of new independent registered public accounting firm:

On April 12, 2010, the manager of the Company engaged JLK Partners, LLP (“JLK”) as the Company’s independent registered public accounting firm.

During the Company’s most two recent fiscal years ended December 31, 2009 and 2008 and through April 12, 2010, the Company did not consult with JLK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and JLK did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Frazer Frost LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND III, LLC

	By	Vestin Mortgage, Inc., its sole manager

Date: April 14, 2010	By	/s/ Rocio Revollo
Rocio Revollo
Chief Financial Officer of the Manager